Exhibit 10.31
OMNIBUS AMENDMENT
TO
CERTAIN OUTSTANDING RESTRICTED STOCK UNIT AWARDS
GRANTED TO THE UNDERSIGNED PARTICIPANT
UNDER THE
HERITAGE INSURANCE HOLDINGS, INC.
2023 OMNIBUS INCENTIVE PLAN
This OMNIBUS AMENDMENT (this “Amendment”) is made effective as of April [30], 2025 (the “Effective Date”), by and between Heritage Insurance Holdings, Inc., a Delaware corporation (the “Company”), and [__________] (the “Participant”), and hereby amends the terms of the outstanding awards of restricted stock identified on Exhibit A attached hereto (collectively, the “Prior Awards”) granted to the Participant, set forth herein. The 2023 Award (as defined in Exhibit A) terms, as originally agreed, are contained in the Restricted Stock Award Agreement by and between the Company and the Participant dated as of July 11, 2023 (“2023 Award Agreement”) and the 2024 Award (as defined in Exhibit A) terms, as originally agreed, are contained in the Restricted Stock Award Agreement by and between the Company and the Participant dated as of February 26, 2024 (the “2024 Award Agreement”) (the 2023 Award Agreement and 2024 Award Agreement collectively, the “Prior Award Agreements”).
WHEREAS, the Prior Awards identified on Exhibit A attached hereto were previously granted to the Participant pursuant to the terms of the related Prior Award Agreements entered into by the Company and the Participant with respect to such Prior Awards, and under and pursuant to the terms, provisions and conditions of the Heritage Insurance Holdings, Inc. 2023 Omnibus Incentive Plan (the “Plan”);
WHEREAS, on March 10, 2025, the Compensation Committee (the “Committee”) of the Board of Directors of the Company determined to offer to amend the Prior Award Agreements pursuant to this Amendment primarily for the purpose of accelerating the vesting of the Prior Awards in the event the Participant’s termination of employment is a result of a Retirement (as defined in the Plan), subject to the terms and conditions set forth in this Amendment;
WHEREAS, pursuant to Section 16(c) of the Plan, the Committee, as Administrator (as defined in the Plan) of the Plan, may amend the Prior Award Agreements as provided for in this Amendment; and
WHEREAS, the Participant has decided to accept the Committee’s offer to amend the Prior Award Agreements pursuant to the terms and conditions set forth in this Amendment.
NOW, THEREFORE, effective as of the Effective Date, the Prior Award Agreements shall be amended as follows:
1.Section 4(c) of each Prior Award Agreement memorializing the Prior Awards is hereby amended in its entirety to read as follows:
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“(c) Termination of Employment Generally. Except as expressly set forth in Section 4(d), 4(e) and 4(g) below, if the Participant’s continuous employment with the Company and its Affiliates terminates for any reason prior to the vesting of any Award Shares, such unvested Award Shares shall automatically be forfeited by the Participant and revert to the Company as of the Participant’s last day of employment without any payment therefor.”
2.The 2023 Award Agreement memorializing the 2023 Award is hereby amended by adding the following new paragraph (g) to Section 4:
“(g)    Termination upon Retirement.
(i)Time-Based Shares. If the Participant’s continuous employment with the Company and its Affiliates is terminated by reason of Retirement, the Pro-Rated Number of Time-Based Shares will vest on the date of Retirement. The “Pro-Rated Number of Time-Based Shares” shall be the product of (A) the number of Time-Based Shares that would vest on the next December 15th following Retirement, but for the Retirement, and (B) the quotient of (y) the number of days beginning with either (I) if before December 15, 2023, January 1, 2023 or (II) if after December 15, 2023, the December 16th following the previous vesting of the Time-Based Shares, and ending on the date of the Participant’s Retirement and (z) 365.

(ii)Performance-Based Shares. If the Participant’s continuous employment with the Company and its Affiliates is terminated by reason of Retirement, the Pro-Rated Number of Performance-Based Shares will vest on the Certification Date, subject to the proviso at the end of the next sentence. The “Pro-Rated Number of Performance-Based Shares” shall be (A) if the date of Retirement is prior to June 30, 2025, the product of (I) the number of Performance-Based Shares, subject to and in accordance with the attached Schedule A, that the Participant would have earned on the Certification Date if their continuous employment with the Company and its Affiliates had not terminated by reason of Retirement and (II) the quotient of (y) the number of days beginning with the first day of the Performance Period, as set forth in Schedule A, and ending on the date of the Participant’s Retirement and (z) 1,095, the number of days in the Performance Period or (B) if the date of Retirement is on or after June 30, 2025, the number of Performance-Based Shares, subject to and in accordance with the attached Schedule A, that the Participant would have earned on the Certification Date if their continuous employment with the Company and its Affiliates had not terminated by reason of Retirement.
3.The 2024 Award Agreement memorializing the 2024 Award is hereby amended by adding the following new paragraph (g) to Section 4:
“(g)    Termination upon Retirement.
(i)Time-Based Shares. If the Participant’s continuous employment with the Company and its Affiliates is terminated by reason of Retirement, the Pro-Rated Number of Time-Based Shares will vest on the date of Retirement. The “Pro-Rated Number of Time-Based Shares” shall be the product of (A) the number of Time-Based Shares that would vest on the next December 15th following Retirement, but for the Retirement, and (B) the quotient of (y) the number of days beginning with either (I) if before December 15, 2024, January 1, 2024 or (II) if after December 15, 2024, the December 16th following the previous vesting of the Time-Based Shares, and ending on the date of the Participant’s Retirement and (z) 365.

(ii)Performance-Based Shares. If the Participant’s continuous employment with the Company and its Affiliates is terminated by reason of Retirement, the Pro-Rated Number of Performance-Based Shares will vest on the Certification Date, subject to the proviso at the end of the next sentence. The “Pro-Rated Number of Performance-Based Shares” shall be (A) if the date of Retirement is prior to June 30, 2026, the product of (I) the number of Performance-Based Shares, subject to and in accordance with the attached Schedule A, that the Participant would have earned on the Certification Date if their continuous employment with the Company and its Affiliates had not terminated by reason of Retirement and (II) the quotient of (y) the number of days beginning with the first day of the Performance Period, as set forth in Schedule A, and ending on the date of the Participant’s Retirement and (z) 1,095, the number of days in the Performance Period or (B) if the date of Retirement is on or after June 30, 2026, the number of Performance-Based Shares, subject to and in accordance with the attached Schedule A, that the Participant would have earned on the Certification Date if their continuous employment with the Company and its Affiliates had not terminated by reason of Retirement.

4.Except as expressly provided herein, the Prior Award Agreements shall remain unchanged and in full force and effect. Each reference to “the Agreement”, or words of similar import in the Prior Award Agreements and in the agreements and other documents contemplated by the Prior Award Agreements shall be a reference to the Prior Award Agreements, as amended hereby, and as the same may be further amended, restated, supplemented and otherwise modified and in effect from time to time.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Effective Date.

HERITAGE INSURANCE HOLDINGS, INC.

By: Name: Title:
PARTICIPANT

[__________]

EXHIBIT A

Restricted Stock

Participant Name	Award Date	Award Type	No. Shares in Original Award
[__________]	July 11, 2023 (the “2023 Award”)	Time-Based Restricted Stock	[____]
		Performance-Based Restricted Stock	[____]
[__________]	February 26, 2024 (the “2024 Award”)	Time-Based Restricted Stock	[____]
		Performance-Based Restricted Stock	[____]

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